UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               November 12, 2002 (Date of earliest event reported)

                            MATRIXX INITIATIVES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       0-27646                   87-0482806
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 387-5353

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective November 12, 2002, Angell & Deering, Certified Public Accountants ("Angell & Deering") resigned as the independent auditor and certifying accountant of Matrixx Initiatives, Inc. ("Matrixx" or the "Company"). This resignation occurred solely as a result of the partners of Angell & Deering joining the certified public accounting firm of Mayer Hoffman McCann, P.C. ("Mayer Hoffman McCann"). According to information provided to Matrixx by Angell & Deering's partner representative to the Company, all of the partners of Angell & Deering have become partners of Mayer Hoffman McCann.

     Angell & Deering's reports on Matrixx's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Matrixx's two most recently completed fiscal years, and through the date of Angell & Deering's November 12, 2002 resignation, there were no disagreements between the Company and Angell & Deering on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Angell & Deering's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on Matrixx's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end. During Matrixx's two most recently completed fiscal years, and through the date of Angell & Deering's resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Effective November 12, 2002, the Audit Committee of the Board of Directors of Matrixx engaged Mayer Hoffman McCann as the Company's new independent auditor and certifying accountant to audit the Company's consolidated financial statements for the year ending December 31, 2002. During the fiscal years ended December 31, 2001 and 2000, and through the date leading up to the Audit Committee's engagement of Mayer Hoffman McCann, the Company did not consult Mayer Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Matrixx provided Angell & Deering with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Angell & Deering agrees with such disclosures. A copy of such letter, dated November 12, 2002, is filed as
Exhibit 99.1 to this Current Report.

ITEM 7. EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

  99.1    Letter of Angell & Deering to the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MATRIXX INITIATIVES, INC.
                                       (Registrant)

                                       /s/ William J. Hemelt
                                       -----------------------------------------
                                       William J. Hemelt
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary

Date: November 12, 2002